UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

Banzai International, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39826	85-3118980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Eriksen Ave Suite 250
Bainbridge Island, Washington 98110
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (206) 414-1777

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PARA	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $115,000.00	PARAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 3.03	Material Modifications to Rights of Security Holders.

On October 16, 2026, following the shareholders’ approval of the Reverse Split Proposal noted below in Item 5.07, at the special meeting of shareholders held on October 16, 2026 (the “Meeting”), the Board of Directors (the “Board”) of Banzai International, Inc. (the “Company”) determined to effect a reverse stock split of the Company’s outstanding Class A Common Stock, $0.0001 par value per share (the “Class A Common Stock”) and Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock,” together with the Class A Common Stock, the “Common Stock”), at a ratio of 1-for-10 (the “Reverse Stock Split”). On that same day, the Company approved an amendment to the Company’s Certificate of Incorporation, as amended and restated (the “COI”), to effect the Reverse Stock Split and filed the Certificate of Amendment to its COI with the Secretary of State of Delaware (the “Certificate of Amendment”), for the Reverse Stock Split. Trading of the Class A Common Stock on The Nasdaq Capital Market on a split-adjusted basis is expected to begin on October 27, 2026.

As a result of the Reverse Stock Split, every ten shares of Common Stock will be combined into one share of the respective class of Common Stock and the total number of shares of Class A Common Stock and Class B Common Stock outstanding will be reduced from approximately 5,061,208 and 149,821 shares, to 506,121 and 14,983 shares, respectively, based on the number of shares outstanding as of October 21, 2026. No fractional shares will be issued in connection with the Reverse Stock Split, and no stockholder will receive cash in lieu thereof. Any fractional shares that would otherwise be issued as a result of the Reverse Stock Split will be rounded up to a whole share.

The Class A Common Stock will continue to be traded under the symbol PARA. A new CUSIP number has been issued for the Class A Common Stock (06682J803) to replace the old CUSIP number (06682J605). The Company’s stockholders should not send their stock certificates to the Company. Stockholders will be notified by the Company’s transfer agent, Continental Stock Transfer & Trust, regarding the process for exchanging existing stock certificates representing pre-split shares. Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

In accordance with Nasdaq listing rules, the Company will file a subsequent Current Report on Form 8-K to formally announce the effective time and date of the Reverse Stock Split, as well as disclose the new CUSIP number for its stock.

The above description of the Certificate of Amendment and the Reverse Stock Split is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

The description of the Certificate of Amendment and the Reverse Stock Split set forth in Item 3.03 of this Current Report is incorporated herein by reference.

On September 25, 2026, the Board passed a resolution to approve changing the Company's legal name from "Banzai International, Inc.” to "Parabolic Technologies, Inc." (the “Name Change”).  Following the shareholders' approval of the Name Change at the Meeting, the Company filed a certificate of amendment reflecting the Name Change with the Secretary of State of the State of Delaware on October 16, 2026. The Company's common stock will continue trading on the Nasdaq Capital Market under the new corporate name, effective at the opening of trading on October 27, 2026, under the existing trading symbol PARA, subject to final processing and confirmation by Nasdaq. The above description of the Certificate of Amendment and the Name Change is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.2.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s shareholders voted on five proposals, including one to approve an adjournment, if necessary. At the beginning of the Meeting, 791,790 Class A shares and 149,821 Class B shares, which collectively represent 39.09% of the voting power of the shares entitled to vote at the Meeting, were represented by proxy, which constituted a quorum for the transaction of business. Since there were sufficient votes to approve the other proposals, the Company did not need to adjourn the Meeting.

The following proposals were voted on at the Meeting, along with the voting results for each proposal:

1.
To authorize, for purposes of complying with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s Class A Common Stock, including upon the exercise of pre-funded warrants, issuable pursuant to that certain Asset Purchase Agreement, dated as of July 2, 2026, by and among the Company, Banzai CS Acquisition, Inc. and ConnectAndSell, Inc., in an amount equal to or in excess of 20% of all of the Company’s Class A Common Stock and Class B Common Stock outstanding immediately prior to the closing of the transactions contemplated by the APA (the “Asset Purchase Issuance Proposal”).

For	Against	Abstain
2,248,895	38,700	2,405

2.
The approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to change the Company’s legal name from “Banzai International, Inc.” to “Parabolic Technologies, Inc.” (the “Name Change Proposal”).

For	Against	Abstain
2,266,795	21,181	2,024

3.
The approval of an amendment to the Banzai International, Inc. 2023 Equity Incentive Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 787,425 shares, (ii) increase the evergreen provision from 5% per year to 7.5% per year for the remaining term of the 2023 Plan, and (iii) remove the cap on the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options.

For	Against	Abstain
2,187,712	99,745	2,543

4.
The authorization of the Board of Directors, in its discretion, to effect one or more reverse stock splits of the Company’s issued and outstanding Class A common stock, par value $0.0001 per share and Class B Common Stock, par value $0.0001 per share, at an aggregate ratio of not less than 1-for-5 and not greater than 1-for-1,000, with the exact number, timing and ratio of any such reverse stock split(s) to be determined at the discretion of the Board of Directors, and to approve one or more amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect such reverse stock split(s), at any time prior to the second anniversary of the Meeting, subject to the authority of the Board of Directors to abandon any such amendment ("Reverse Split Proposal").

For	Against	Abstain
2,220,042	67,366	2,592

5.
The approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of one or more of the proposals or there is not a quorum for one or more of the other proposals.

For	Against	Abstain
2,243,365	43,045	3,590

As per the above, the affirmative vote of the majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting voted in favor of the proposals and therefore each proposal passed.

The information in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 22, 2026, the Company distributed a press release announcing the Name Change and the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Reverse Stock Split Certificate of Amendment to Certificate of Incorporation
3.2	Name Change Certificate of Amendment to Certificate of Incorporation
10.1	2023 Equity Incentive Plan, as amended
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2026

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer